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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 4, 2002
                                ----------------


                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                     001-09186               23-2416878
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        (State or Other Jurisdiction     (Commission            (IRS Employer
               of Incorporation)         File Number)        Identification No.)

                3103 Philmont Avenue, Huntingdon Valley, PA         19006
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               (Address of Principal Executive Offices)           (Zip Code)




       Registrant's telephone number, including area code: (215) 938-8000
                           --------------------------




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Item 5.  Other Events.

         On March 4, 2002, the Registrant issued a press release announcing that its Board of Directors has authorized a two-for-one common stock split in the form of a stock dividend to be paid March 28, 2002, to stockholders of record as of the close of business on March 14, 2002.

         A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c).     Exhibits.

         The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
No.               Item
---               ----
99.1              Press Release, dated March 4, 2002.*

* Filed electronically herewith.



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                                   Signatures

                            -------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             TOLL BROTHERS, INC.




Dated: March 5, 2002                                 By: /s/ Joseph R. Sicree
                                                        ------------------------
                                                             Joseph R. Sicree
                                                               Vice President



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                                  Exhibit Index
                           ---------------------------

The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit
No.                                 Item
-------                             ----

99.1                       Press Release, dated March 4, 2002.*

* Filed electronically herewith.